UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 30, 2024

PEOPLES BANCORP INC.
(Exact name of Registrant as specified in its charter)

Ohio	000-16772	31-0987416
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

138 Putnam Street, PO Box 738
Marietta,	Ohio	45750-0738
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	(740)	373-3155

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, without par value	PEBO	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders
On April 25, 2024, Peoples Bancorp Inc. (“Peoples”) held its 2024 Annual Meeting of Shareholders (the “Annual Meeting”) with 26,794,233 (75%) of the 35,493,152 common shares outstanding and entitled to vote on the February 26, 2024 record date represented in person or by proxy.
Eleven directors of Peoples were elected to serve terms of one year each: S. Craig Beam, David F. Dierker, W. Glenn Hogan, Brooke W. James, Susan D. Rector, Kevin R. Reeves, Carol A. Schneeberger, Frances A. Skinner, Dwight E. Smith, Michael N. Vittorio, and Tyler J. Wilcox.

The following is a summary of the voting results:

Nominee	For	Withheld	Abstentions	Broker Non-Votes
S. Craig Beam	21,087,853	265,847	not applicable	5,440,533
David F. Dierker	20,721,455	632,245	not applicable	5,440,533
W. Glenn Hogan	21,084,796	268,904	not applicable	5,440,533
Brooke W. James	20,683,752	669,948	not applicable	5,440,533
Susan D. Rector	20,532,967	820,733	not applicable	5,440,533
Kevin R. Reeves	20,647,905	705,795	not applicable	5,440,533
Carol A. Schneeberger	13,008,694	8,345,005	not applicable	5,440,533
Francis A. Skinner	21,032,635	321,065	not applicable	5,440,533
Dwight E. Smith	20,711,204	642,496	not applicable	5,440,533
Michael N. Vittorio	21,038,899	314,801	not applicable	5,440,533
Tyler J. Wilcox	21,168,736	184,964	not applicable	5,440,533

    Also at the Annual Meeting, Peoples' shareholders: (1) approved, in a non-binding advisory vote, the compensation of Peoples' named executive officers as disclosed in Peoples' proxy statement for the Annual Meeting; and (2) advised, in a non-binding advisory vote, that the frequency of shareholder votes on the compensation of Peoples’ named executive officers should occur every year, and (3) ratified the appointment of Ernst & Young LLP as Peoples’ independent registered public accounting firm for the fiscal year ending December 31, 2024. The following is a summary of the voting results:

Proposal		For	Against	Abstention	Broker Non-Votes
Non-binding advisory vote on executive compensation		20,623,659	454,666	275,374	5,440,533

Proposal	Every 1 year	Every 2 years	Every 3 years	Abstentions	Broker Non-Votes
Non-binding advisory vote on frequency of shareholder votes on executive compensation	18,396,197	195,391	2,589,572	172,540	5,440,533

Proposal		For	Against	Abstentions	Broker Non-Votes
Ratification of the appointment of independent registered public accounting firm		26,132,126	509,160	152,947	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP INC.

Date:	April 30, 2024	By:/s/	KATIE BAILEY
Katie Bailey

Executive Vice President, Chief Financial Officer and Treasurer